Exhibit 10.1

To:	Horizon Pharma AG

Kägenstrasse 17

CH-4153 Reinach

Switzerland

Mundipharma Medical Company

Mundipharma House, 5th Floor

14 Par-la-Ville Road

PO Box HM 2332

Hamilton, HM JX Bermuda

17th October 2012

Dear Sirs

Please sign where indicated below to accept the following amendment to the Second Letter Agreement dated 6th October 2011 between Mundipharma International Corporation Limited, Mundipharma Medical Company and Horizon Pharma AG.

PMR Study

Mundipharma’s requirement to initiate dosing of first patient in the PMR Study as set out in the First Letter Agreement between the parties shall be amended to “initiate submission for regulatory and ethics approval prior to December 31st, 2012”.

Yours faithfully Mundipharma International Corporation Limited

By:	/s/ Douglas Docherty

Name:	Douglas Docherty

Title:	General Manager

Agreed to and accepted as of the date first set forth above:

Horizon Pharma AG		Horizon Pharma AG

By:	/s/ Timothy P. Walbert	By:	/s/ Robert W. Metz

Name:	Timothy P. Walbert	Name:	Robert W. Metz

Title:	Chairman, President, CEO	Title:	SVP Global Business Ops, Chief Compliance Officer

Mundipharma Medical Company

By:	/s/ Douglas Docherty

Name:	Douglas Docherty

Title:	General Manager

MUNDIPHARMA INTERNATIONAL CORPORATION LIMITED

Mundipharma House -14, Par-la-Ville Road - P.O. Box HM 2332 - Hamilton HM JX -Bermuda

Tel: (441) 295-6480 - Fax: (441) 292-1472

a member of the Mundipharma International Group